Exhibit 10.9

BPI LOAN

Amendment to Contract DOS0133599/00 Financial Renegotiation

Between

1°) BPIFRANCE (successor to Bpifrance Financement)
A public limited company with a capital of €5,440,000,000, registered in the Créteil Trade and Companies Register under number 320 252 489, with headquarters at:
27-31 Avenue du Général Leclerc
94710 Maisons-Alfort Cedex
Represented by Mrs. Christelle PINON, acting in her capacity as Head of Risk and Recovery, duly authorized hereunder

Hereinafter referred to as “Bpifrance,”

of the first part,

And

2°) GETAROUND
A single-member simplified joint-stock company with a capital of €1,300,000, registered in the Paris Trade and Companies Register under number 522 816 651, with headquarters at:
35, RUE GRENETA
75002 PARIS 02
Represented by Mr. Eduardo Iniguez-vazquez, acting as President

Hereinafter referred to as the "BORROWER,"

of the second part,

By the contract referenced above, Bpifrance granted you an innovation loan of €1,500,000 for the implementation of the program with the summarized objective of:
Treasury strengthening / Covid-19 Impact

As of today, and prior to consideration of your request, the current status is as follows:

•
Loan Amount: €1,500,000
•
Amount disbursed: €1,500,000
•
Amount to be repaid: €1,500,000
•
Outstanding amount to be repaid: €825,000

In accordance with our recent exchanges,

The BORROWER agrees to repay Bpifrance the sum of €825,000 plus interest according to the following schedule:

The effective annual interest rate applicable under this amendment is now 2.43%, or 0.60% per quarter.

Payment Schedule:

•
€4,640.63 on 30/06/2024
•
€4,640.63 on 30/09/2024
•
€79,640.63 on 31/12/2024

•
€79,218.75 on 31/03/2025
•
€78,796.88 on 30/06/2025
•
€78,375.00 on 30/09/2025
•
€77,953.13 on 31/12/2025
•
€77,531.25 on 31/03/2026
•
€77,109.38 on 30/06/2026
•
€76,687.50 on 30/09/2026
•
€76,265.63 on 31/12/2026
•
€75,843.75 on 31/03/2027
•
€75,421.88 on 30/06/2027

All provisions of contract no. DOS0133599/00 and any amendments thereto not modified by this document remain in effect, provided they do not contradict this amendment.

This amendment is signed electronically in accordance with Articles 1366 and 1367 paragraph 2 of the French Civil Code,

L'EMPRUNTEUR

BPIFRANCE